Exhibit 99.4

CERTIFICATE

The undersigned, Eric J. Watson, Chairman of the Board and Treasurer of Endeavor Acquisition Corp. (“Company”), being duly sworn, hereby confirms, pursuant to Section 3.7.1 of the Underwriting Agreement, dated December 15, 2005, between the Company and Ladenburg Thalmann & Co. Inc., that he has no affiliation, whether directly or indirectly, to American Apparel Inc.

/s/ Eric J. Watson
Eric J. Watson

Sworn to before me on this

18th day of December, 2006

/s/ Jeffrey M. Gallant
Notary Public